UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

FOX CHASE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54025	35-2379633
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040

(Address of principal executive offices) (Zip Code)

(215) 682-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 15, 2012, Fox Chase Bancorp, Inc., the holding company for Fox Chase Bank, will make available and distribute to analysts and prospective investors a slide presentation as part of its participation in the Sandler O’Neill 2012 East Coast Financial Services Conference.  Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2012	By:	/s/ Roger S. Deacon
Roger S. Deacon
Executive Vice President and
Chief Financial Officer